                              LETTER OF TRANSMITTAL
                             To Tender for Exchange
                  5% Senior Convertible Notes Due May 26, 2003
                                       of
                            HARKEN ENERGY CORPORATION
            Pursuant to the Offering Circular dated November 25, 1999

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., GREENWICH MEAN TIME, ON DECEMBER 15, 1999 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED, IN WHICH CASE THE TERM "EXPIRATION DATE" SHALL MEAN THE LATEST DATE AND TIME TO WHICH THE EXCHANGE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., GREENWICH MEAN TIME, ON THE EXPIRATION DATE. THEREAFTER, SUCH TENDERS ARE IRREVOCABLE, EXCEPT THAT THEY MAY BE WITHDRAWN AFTER THE EXPIRATION OF 40 BUSINESS DAYS FROM THE COMMENCEMENT OF THE EXCHANGE OFFER UNLESS ACCEPTED FOR EXCHANGE PRIOR TO THAT DATE.

                             THE EXCHANGE AGENT IS:
                                  HSBC Bank plc


             BY FACSIMILE:                    BY REGISTERED OR CERTIFIED MAIL:
            Issuer Services                            Issuer Services
          Attn: The Manager,                         Attn: The Manager,
    HSBC Issuer Services Operations            HSBC Issuer Services Operations
             Mariner House                              Mariner House
             Pepys Street                               Pepys Street
            London EC3N 4DA                            London EC3N 4DA
      Facsimile: (44171) 260-8932                   CONFIRM BY TELEPHONE:
                                                      (44171) 260-7801

                               FACSIMILE COPY TO:
                            RP&C International, Inc.
                                 56 Green Street
                                 London W1Y 3RH
                                     England
                           Facsimile: (44171) 499-2893
                               Attn: Richard Borg

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. IN ORDER TO ACCEPT THIS EXCHANGE OFFER, EACH AGENT MEMBER BANK (AS DEFINED BELOW) EFFECTUATING AN EXCHANGE ON BEHALF OF A HOLDER MUST EXECUTE AND DELIVER A COPY OF THIS LETTER OF TRANSMITTAL.

         The undersigned acknowledges receipt of the Offering Circular dated November 25, 1999 (the "Offering Circular") of Harken Energy Corporation (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to accept for exchange up to the maximum amount set forth in the Offering Circular each $10,000 principal amount of its 5% Senior Convertible Notes Due May 26, 2003 (the "Notes") into either (i) 4,000 shares of its Common Stock (the "Common Stock"), $0.01 par value per share (the "Common Stock Consideration"), or (ii) 1,000 shares of its Series G Convertible Preferred Stock (the "Preferred Stock"), $1.00 par value per share and $10.00 liquidation preference per share (the "Preferred Stock Consideration" and, together with the Common Stock Consideration, the "Exchange Consideration"), at the election of the holder of the Notes, in each case validly tendered on or prior to the Expiration Date and not properly withdrawn. The Company has the right to increase the principal amount of Notes for which it may accept tenders thereof as described in the Offering Circular. Recipients of the Offering Circular should read the Offering Circular and the documents incorporated by reference therein in detail. ChaseMellon Shareholder Services will act as transfer agent and registrar of the Common Stock to be issued on exchange of the Notes (the "Transfer Agent"). Capitalized terms used but not defined in this letter have the meaning given to them in the Offering Circular.

         THE EXCHANGE OFFER IS AVAILABLE ONLY TO HOLDERS OF NOTES WHO ARE NOT "U.S. PERSONS" (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT")). HOLDERS OF NOTES WHO ARE U.S. PERSONS ARE INELIGIBLE TO PARTICIPATE IN THE EXCHANGE OFFER.

         The undersigned hereby tenders the Notes described in the box entitled "Amount Tendered" below pursuant to the terms and conditions described in the Offering Circular and this Letter of Transmittal. The undersigned represents that it is an Agent Member Bank (as defined below), and thus has the authority to take the action described in this Letter of Transmittal.

         This Letter of Transmittal is to be used to exchange Notes for Preferred Stock or Common Stock, as the case may be, pursuant to the procedures described in the section of the Offering Circular entitled "The Exchange Offer -- How to Tender."

         The Company is under no obligation to exchange Notes for the Exchange Consideration for holders which are organized, resident or domiciled in any jurisdiction where this Exchange Offer would not comply with or would otherwise violate or conflict with applicable law, rule or regulation. The Company reserves the right, upon receipt of this Letter of Transmittal or any other documents contemplated hereby to not accept any exchange of Notes for the Exchange Consideration if the Company subsequently determines that the Exchange Offer would be unlawful in such jurisdiction. The Company believes that the Exchange Offer complies with applicable law, rule and regulation for holders which are organized, resident or domiciled in Switzerland and Luxembourg.

         In order to properly complete this Letter of Transmittal, an exchanging beneficial owner of Notes must cause the agent member bank (the "Agent Member Bank") which is reflected as the holder of the Notes in the Euroclear System or Cedelbank, societe anonyme, to (i) complete the box entitled "Amount Tendered,"
(ii) complete the box entitled "Issuance Instructions," and (iii) sign the Letter of Transmittal by completing the box entitled "Sign Here." Each exchanging holder of Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

         Owners of Notes who wish to tender Notes for exchange must cause the Agent Member Bank to complete columns (1), (2) and (3) in the box below entitled "Amount Tendered," complete the box entitled "Issuance Instructions" set forth below for each person to be a record holder of Common Stock Consideration and sign and complete the box entitled "Sign Here."

         The Preferred Stock will be represented initially by a single, temporary global Preferred Stock certificate (the "Temporary Global Certificate") in fully registered form and will be deposited with or on behalf of The Depository Trust Company as depository ("DTC") and registered in the name of DTC or its nominee. On or shortly after the Closing Date, the DTC accounts for Euroclear and Cedelbank will be credited with the appropriate amounts of Preferred Stock as requested by the Agent Member Banks, and the interests in the Preferred Stock so credited will be held by Euroclear and Cedelbank on behalf of such Agent Member Banks. On or after the first anniversary of the Closing Date, upon certification as to non-U.S. person or QUIB beneficial ownership, the Company will deposit a single, permanent global Preferred Stock certificate (the "Global Certificate") in fully registered form with or on behalf of DTC and registered in the name of DTC or its nominee to replace the Temporary Global Certificate. The Temporary Global Certificate will then be cancelled. Except as described herein, Preferred Stock certificates will not be issued in exchange for beneficial interests in such Global Certificates.

         Upon the issuance of the Temporary Global Certificate and the Global Certificate (the "Global Certificates"), DTC or its custodian will credit, on its internal system, the respective beneficial interests represented by such Global Certificates, to the accounts of persons who have accounts with such depositary. Such accounts initially will be designated by or on behalf of HSBC Bank USA, which, in turn, will credit the DTC accounts of Euroclear and Cedelbank as described above. Ownership of beneficial interests in the Global Certificates will be limited to persons who have accounts with DTC ("participants") or persons who hold interests through participants. Ownership of beneficial interests in the Global Certificates will be shown on, and the transfer of that ownership will be effected only through, records maintained by DTC or its nominee (with respect to interests of participants) and the records of participants (with respect to interests of persons other than participants).


-------------------------------------------------------------------------------------------------------------------------------
                                 AMOUNT TENDERED
-------------------------------------------------------------------------------------------------------------------------------
                               (1)                                             (2)                        (3)

               Name and Address of Holder of Notes                          Aggregate                  Aggregate
            and Account Number of Agent Member Bank at                  Principal Amount           Principal Amount
          Euroclear or Cedelbank in Which Notes are Held                  Tendered for               Tendered for
             and in Whose Account the Preferred Stock                    Preferred Stock             Common Stock
               (if an Election is Made in Column 2)                       Consideration        Consideration (must be in
                        Should be Credited                            (must be in integral             integral
                                                                          multiples of               multiples of
                                                                          U.S. $10,000)              U.S. $10,000)

-------------------------------------------------------------------------------------------------------------------------------

                                                                                -----------------------------------------------

                                                                                -----------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

Note: Each principal amount of $10,000 of Notes tendered under column (2) will be exchanged for 1,000 shares of Preferred Stock. Each principal amount of $10,000 of Notes tendered under column (3) will be exchanged for 4,000 shares of Common Stock. Please fill out the information contained in "Issuance Instructions" for each person that has elected under column (3) above to be a record holder of the Common Stock Consideration.


--------------------------------------------------------------------------------
                              ISSUANCE INSTRUCTIONS
                          (See Instructions 5,6 and 7)
--------------------------------------------------------------------------------

Issue the stock certificates representing the Common Stock Consideration to:

Name
        ------------------------------------------------------------------------
                                 (Please Print)

Address
        ------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               (Include Zip Code)


--------------------------------------------------------------------------------
                               (Number of Shares)
                (i.e., the Principal Amount in column (3) x 0.4)

              ATTACH ADDITIONAL ISSUANCE INSTRUCTIONS IF NECESSARY.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                    SIGN HERE


--------------------------------------------------------------------------------
                                 (Signature(s))*

Date:                                                , 1999
     ------------------------------------------------
      *Must be signed by an Agent Member Bank (See Instruction 5). Please print and provide the following additional information:

Name of Agent Member Bank:

Contact Person at Agent Member Bank:
                                    --------------------------------------------
Area Code and Telephone No. of Agent Member Bank:  ( )
                                                   --- -------------------------

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


Ladies and Gentlemen:

      Pursuant to the exchange offer by Harken Energy Corporation upon the terms and subject to the conditions set forth in the Offering Circular and this Letter of Transmittal, which together constitute the Exchange Offer, to accept for exchange up to the maximum amount set forth in the Offering Circular each $10,000 principal amount of the Notes into either (i) 4,000 shares of the Common Stock or (ii) 1,000 shares of the Preferred Stock, at the election of the holder of the Notes, validly tendered on or prior to the Expiration Date and not properly withdrawn, the signatory hereby tenders to the Company for exchange the Notes indicated above and makes the election to receive the Common Stock Consideration or the Preferred Stock Consideration as indicated above. The signatory understands that the obligation of the Company to consummate the Exchange Offer is subject to several conditions as set forth in the Offering Circular under "Terms of the Exchange Offer -- Certain Conditions of the Exchange Offer."

      By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Notes tendered for exchange herewith, the signatory (i) acknowledges on behalf of itself and any beneficial owners of Notes on whose behalf it is acting that the signatory has received and reviewed the Offering Circular and this Letter of Transmittal, (ii) acknowledges and agrees on behalf of itself and any beneficial owners of Notes on whose behalf it is acting that the Company shall have fully performed all of its obligations under that certain Trust Indenture dated as of May 26, 1998, between the Company and Marine Midland Bank (the "Trustee"), and (iii) will have irrevocably sold, assigned and transferred to the Company, all right, title and interest in, to and under all of the Notes tendered for exchange hereby. In addition, the undersigned on behalf of itself and any beneficial owners of Notes on whose behalf it is acting hereby appoints HSBC Bank plc (the "Exchange Agent") as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company) of such holder of Notes with respect to such Notes, with full power of substitution, to effectuate a transfer of such Notes with the Euroclear System ("Euroclear") and Cedelbank, societe anonyme ("Cedelbank") and on the books of the Company or the Trustee, as the case may be, to (i) receive all benefits and otherwise exercise all rights and incidents of ownership with respect to such Notes, all in accordance with the terms of the Exchange Offer and (ii) to deliver any and all evidence of transfer and authenticity necessary to effectuate a transfer and cancellation of the ownership of such Notes. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

      The signatory hereby represents and warrants that (i) it has full power and authority to tender, exchange, assign and transfer the Notes and (ii) when such Notes are accepted for exchange by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The signatory will, upon receipt, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Notes tendered for exchange hereby.

      The signatory hereby further represents to the Company that (i) the Preferred Stock or Common Stock, as the case may be, to be acquired in exchange for the Notes tendered hereby by any owner(s) of such Notes in connection with the Exchange Offer will be acquired in the ordinary course of business of the owner of such Notes and (ii) the owner(s) of such Notes and the signatory are not engaging and do not intend to engage in the distribution of the Preferred Stock or the Common Stock and has no arrangement or understanding with any person to participate in the distribution of the Preferred Stock or the Common Stock.

      The signatory further represents to the Company (i) that it is not a U.S. citizen or resident or (ii) that it is a foreign corporation, partnership, estate or trust.

      The signatory acknowledges that for purposes of the Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Notes, if, as and when the Company gives oral or written notice thereof to the Exchange Agent. Tenders of Notes for exchange may be withdrawn at any time prior to 5:00 p.m., Greenwich Mean Time, on December 15, 1999, as such date may be extended as provided in the Offering Circular (the "Expiration Date"). Thereafter, such tenders are irrevocable, except that they may be withdrawn after the expiration of 40 business days from the commencement of the Exchange Offer unless accepted for exchange prior to that date.

      The signatory acknowledges that the Company's acceptance of Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Offering Circular entitled "The Exchange Offer" and in the instructions hereto will constitute a binding agreement among the signatory and the Company upon the terms and subject to the conditions of the Exchange Offer.

      Please notify the Transfer Agent to issue the stock certificates representing the Common Stock issued in exchange for the Notes accepted for exchange in the name(s) of the person(s) indicated under "Issuance Instructions."

      In order to validly tender Notes for exchange, this Letter of Transmittal must be completed, executed and delivered.

      Except as stated in the Offering Circular, all authority conferred or agreed to be conferred by the signatory and any beneficial owner under the signatory shall survive the death or incapacity of the signatory and of any beneficial owner under the signatory, as applicable, and any obligation of the signatory and of any beneficial owner under the signatory shall be binding upon the heirs, personal representatives, successors and assigns of the signatory and of any beneficial owner under the signatory. Except as otherwise stated in the Offering Circular, this tender for exchange of Notes is irrevocable.

REPRESENTATIONS AND CERTIFICATIONS CONCERNING REGULATION S

      The signatory, on behalf of the beneficial owners exchanging Notes pursuant to this Letter of Transmittal (the "Beneficial Owners"), hereby represents, agrees and certifies as follows:

      (1) none of the Beneficial Owners is a "U.S. person" (as defined in Regulation S), and none of the Beneficial Owners is acquiring the Exchange Consideration, and if the Exchange Consideration is converted, the Conversion Shares for its own account or for an account with respect to which it exercises sole investment discretion and not for the account or benefit of any U.S. person;

      (2) each of the Beneficial Owners acknowledges that the Exchange Consideration and the Conversion Shares have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except as permitted below;

      (3) each of the Beneficial Owners understands and agrees that the Exchange Consideration is being offered only in a transaction not involving any public offering within the meaning of the Securities Act and that the Exchange Consideration and the Conversion Shares are "restricted securities" as that term is defined in Rule 144 promulgated under the Securities Act;

      (4) each of the Beneficial Owners understands and agrees that (A) if such Beneficial Owner decides to resell, pledge, or otherwise transfer the Exchange Consideration or Conversion Shares on which the legend described below appears prior to the end of the one year Distribution Compliance Period, the Preferred Stock Consideration, and the Common Stock Consideration and the Conversion Shares may be resold, pledged or transferred only (i) to the Company, (ii) so long as such securities are eligible for resale pursuant to Rule 144A, to a person whom the seller reasonably believes is a qualified institutional investor within the meaning of Rule 144A (a "QUIB") that purchases for its own account or for the account of a QUIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (iii) pursuant to offers and sales that occur outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the Securities Act, in each case in accordance with any applicable securities laws of the United States, or (iv) pursuant to an effective registration statement; and (B) such Beneficial Owner will, and each subsequent holder is required to, notify the purchaser of such securities from it of the resale restrictions referred to in (A) above, if then applicable;

      (5) each Beneficial Owner understands and agrees that (A) if within two years after the date of original issuance of the Exchange Consideration or if within three months after such Beneficial Owner ceases to be an affiliate (within the meaning of Rule 144 under the Securities Act) of the Company, such Beneficial Owner decides to resell, pledge or otherwise transfer the Exchange Consideration or upon conversion thereof, the Conversion Shares, as the case may be, on which the legend described below appears, such securities may be resold, pledged or transferred only (i) to the Company, (ii) so long as such securities are eligible for resale pursuant to Rule 144A, to a person whom the seller reasonably believes is a QUIB that purchases for its own account or for the account of a QUIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (iii) pursuant to offers and sales that occur outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the Securities Act, (iv) pursuant to an exemption from the registration requirements of the Securities Act provided by Rule 144 (if applicable) under the Securities Act, or (v) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States; and (B) such Beneficial Owner will, and each subsequent holder is required to, notify the purchaser of such securities from it of the resale restrictions referred to in (A) above, if then applicable;

      (6) each Beneficial Owner understands and agrees that during such time as such restrictions are applicable prior to any transfer of the Common Stock Consideration and the Conversion Shares, each proposed transferee will be required to execute and deliver to the Transfer Agent an investor letter in the form attached to the Offering Circular as Appendix B acknowledging and agreeing to the selling restrictions on the Exchange Consideration and the Conversion Shares during such time as such restrictions are applicable and that such investor letter shall be a condition precedent to any transfer of such Common Stock Consideration or Conversion Shares;

      (7) each Beneficial Owner understands and agrees that hedging transactions in the Exchange Consideration or the Conversion Shares are prohibited by Regulation S, unless permitted by the Securities Act;

      (8) each Beneficial Owner understands that the Company has neither any obligation nor intention to file a registration statement in respect of the Preferred Stock;

      (9) each Beneficial Owner understands that the Preferred Stock Consideration will bear the following legend:

      "THESE SHARES OF PREFERRED STOCK AND THE SHARES OF COMMON STOCK ISSUABLE ON CONVERSION OF THESE SHARES OF PREFERRED STOCK (THE "CONVERSION SHARES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THESE SHARES, AGREES FOR THE BENEFIT OF THE COMPANY THAT THESE SHARES AND THE CONVERSION SHARES MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT AS FOLLOWS.

      PRIOR TO THE FIRST ANNIVERSARY OF THE ISSUANCE OF THESE SHARES OF PREFERRED STOCK, THESE SHARES OF PREFERRED STOCK MAY NOT BE SO TRANSFERRED OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THESE SHARES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A ("RULE 144A") UNDER THE SECURITIES ACT, TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL INVESTOR WITHIN THE MEANING OF RULE 144A (a "QUIB") PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUIB TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (3) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S (RULES 901 THROUGH 905) UNDER THE SECURITIES ACT, OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES.

      AFTER THE FIRST ANNIVERSARY AND PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE OF THESE SHARES OF PREFERRED STOCK, THESE SHARES MAY NOT BE SO TRANSFERRED OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THESE SHARES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUIB WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUIB TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (3) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S (RULES 901 THROUGH 905) UNDER THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES.

      IF THE HOLDER OF THESE SHARES WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF ANY SUCH TRANSFER, THE FOREGOING CONDITIONS MUST BE COMPLIED WITH REGARDLESS OF WHEN SUCH TRANSFER IS MADE.

      NO HEDGING TRANSACTIONS INVOLVING THESE SHARES OF PREFERRED STOCK OR THE CONVERSION SHARES MAY BE CONDUCTED, UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

      ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE U.S. INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE UNITED STATES INTERNAL REVENUE CODE, AS AMENDED."

      (10) each Beneficial Owner understands that the Common Stock Consideration and the Conversion Shares will bear the following legend:

      "THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THESE SHARES, AGREES FOR THE BENEFIT OF THE COMPANY THAT THESE SHARES MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT AS FOLLOWS.

      PRIOR TO THE FIRST ANNIVERSARY OF THE ISSUANCE OF THESE SHARES (OR THE ISSUANCE OF THE PREFERRED STOCK, IF SUCH SHARES WERE FORMERLY UNDERLYING SHARES OF PREFERRED STOCK), THESE SHARES MAY NOT BE SO TRANSFERRED OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THESE SHARES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A ("RULE 144A") UNDER THE SECURITIES ACT, TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL INVESTOR WITHIN THE MEANING OF RULE 144A (a "QUIB") PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUIB TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (3) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S (RULES 901 THROUGH 905) UNDER THE SECURITIES ACT, OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES.

      AFTER THE FIRST ANNIVERSARY AND PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE OF THESE SHARES (OR THE ISSUANCE OF THE PREFERRED STOCK, IF SUCH SHARES WERE FORMERLY UNDERLYING SHARES OF PREFERRED STOCK), THESE SHARES MAY NOT BE SO TRANSFERRED OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THESE SHARES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUIB WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUIB TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (3) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S (RULES 901 THROUGH 905) UNDER THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES.

      IF THE HOLDER OF THESE SHARES WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF ANY SUCH TRANSFER, THE FOREGOING CONDITIONS MUST BE COMPLIED WITH REGARDLESS OF WHEN SUCH TRANSFER IS MADE.

      NO HEDGING TRANSACTIONS INVOLVING THESE SHARES MAY BE CONDUCTED, UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

      ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE U.S. INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE UNITED STATES INTERNAL REVENUE CODE, AS AMENDED."

      (11) each Beneficial Owner (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the Exchange Consideration and the Conversion Shares and (ii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

      (12) each Beneficial Owner has received a copy of the Offering Circular relating to the offering, understands that any decision to subscribe for the Exchange Consideration must be made only on the basis of the Offering Circular, acknowledges that such Beneficial Owner has had access to such financial and other information, and has been afforded the opportunity to ask questions of the Company and receive answers thereto, as it deemed necessary in connection with its decision to exchange the Notes for the Exchange Consideration and makes its subscription subject to and on the basis of the provisions and terms of such Offering Circular;

      (13) each Beneficial Owner understands that the Company and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that if any of the acknowledgments, representations and warranties deemed to have been made by it by its purchase of the Exchange Consideration are no longer accurate, it shall promptly notify the Company. If such Beneficial Owner is acquiring the Exchange Consideration as a fiduciary or agent for one or more investor accounts, it represents that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of such account; and

      (14) each Beneficial Owner will, if requested by the Company, deliver to the Company, a certificate which will confirm the matters referred to in these representations to the satisfaction of the Company, acting reasonably.

                                  INSTRUCTIONS

         Forming Part of the Terms and Conditions of the Exchange Offer

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND NOTES. This Letter of Transmittal is to be completed by an Agent Member Bank of Euroclear or Cedelbank on behalf of all beneficial owners of Notes wishing to accept the Exchange Offer hereunder.

   No alternative, conditional or contingent tenders will be accepted. All tendering holders of Notes, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their Notes for exchange.

2. INADEQUATE SPACE. If the space provided in the box entitled "Amount Tendered" or "Issuance Instructions" above is inadequate, additional information should be listed on a separate signed schedule affixed hereto.

3. WITHDRAWALS. A tender of Notes may be withdrawn at any time prior to 5:00 p.m., Greenwich Mean Time, on the Expiration Date by delivery of a written or an electronic transmission notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. Thereafter, such tenders are irrevocable, except that they may be withdrawn after the expiration of 40 business days from the commencement of the Exchange Offer unless accepted for exchange prior to that date. To be effective, a notice of withdrawal of Notes must (i) specify the name of the person who tendered the Notes to be withdrawn (the "Depositor"), (ii) identify the Notes to be withdrawn (including the aggregate principal amount of such Notes), (iii) be signed in the same manner as the original signature on the Letter of Transmittal by which such Notes were tendered and further instructions from beneficial owner(s), and (iv) be received by the Exchange Agent prior to 5:00 p.m., Greenwich Mean Time, on the Expiration Date. Withdrawals of tenders of Notes may not be rescinded, and any Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer, and no Exchange Consideration will be issued with respect thereto unless the Notes so withdrawn are validly retendered. Properly withdrawn Notes may be retendered by following one of the procedures described in the section of the Offering Circular entitled "The Exchange Offer -- How to Tender" at any time prior to 5:00 p.m., Greenwich Mean Time, on the Expiration Date.

4. PARTIAL TENDERS. Tenders of Notes will be accepted only in integral multiples of U.S. $10,000 principal amount. Tendering persons or entities may tender less than all of the Notes held by such party provided they appropriately indicate this fact on the Letter of Transmittal. Absent such an indication, the Exchange Agent may rely on a Letter of Transmittal as representing a tender of all Notes held by such party.

5. SIGNATURES ON THIS LETTER OF TRANSMITTAL AND POWERS OF ATTORNEY.

      (a) By execution hereof, the signatory executing this Letter of Transmittal hereby represents that it is an Agent Member Bank.

      (b) By execution hereof, the Agent Member Bank represents that the beneficial owner(s) has authorized the signatory to make the representations and warranties contained in this Letter of Transmittal, including but not limited to, the representations that (i) the beneficial owner(s) is acquiring the Exchange Consideration in the ordinary course of business of the beneficial owner(s) and (ii) the beneficial owner(s) is not participating, does not intend to participate, and has no arrangement or understanding with any person to participate, in the distribution of the Preferred Stock or the Common Stock.

6. TRANSFER TAXES. Except as set forth in this Instruction 6, the Company will pay all transfer taxes, if any, applicable to the transfer and exchange of Notes pursuant to the Exchange Offer. If Common Stock Consideration is to be issued in the name of, any person other than the beneficial owner(s) of the Notes tendered or such person's Agent Member Bank, or if a transfer tax is imposed for any reason other than the exchange of Notes pursuant to the Exchange Offer, and satisfactory evidence of payment of such taxes or exemptions from taxes therefrom is not submitted with this Letter of Transmittal, the amount of any transfer taxes payable on account of any such transfer will be imposed on and payable by the beneficial owner(s) of Common Stock Consideration prior to the issuance of the Common Stock.

7. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt), acceptance and withdrawal of Notes will be determined by the Company, in its sole discretion, whose determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders for exchange of any particular Notes that are not in proper form, or the acceptance of which would, in the opinion of the Company (or its counsel), be unlawful. The Company reserves the absolute right to waive any defect, irregularity or condition of tender for exchange with regard to any particular Notes. The Company's interpretation of the terms of, and conditions to, the Exchange Offer (including the instructions herein) will be final and binding. Unless waived, any defects or irregularities in connection with the Exchange Offer must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notice of any defects or irregularities in Notes tendered for exchange, nor shall any of them incur any liability for failure to give such notice. A tender of Notes will not be deemed to have been made until all defects and irregularities with respect to such tender have been cured or waived.

8. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive, amend or modify any of the specified conditions described in the Offering Circular in the case of any Notes tendered, except as otherwise provided in the Offering Circular.

9. REQUESTS FOR INFORMATION OR ADDITIONAL COPIES. Requests for information or for additional copies of the Offering Circular and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

      IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF, IF APPLICABLE) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., GREENWICH MEAN TIME, ON THE EXPIRATION DATE.